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                                                                   EXHIBIT 10.20
                             AMENDMENT NO. 1 TO THE
                          OPTICAL SENSORS INCORPORATED
                          EXECUTIVE SEVERANCE PAY PLAN


This Amendment No. 1 to the Optical Sensors Incorporated Executive Severance Pay Plan is made effective as of August 15, 2000.

                                    RECITALS

WHEREAS, the Board of Directors or Optical Sensors Incorporated (the "Company") approved an amendment to the Optical Sensors Incorporated Executive Severance Pay Plan (the "Severance Pay Plan") by unanimous written consent effective August 15, 2000; and

WHEREAS, this Amendment is entered into to give effect to such action of the Board of Directors of the Company;

NOW, THEREFORE, the Severance Pay Plan is hereby amended as follows effective as August 15, 2000:

     1. Section 2.19(a)(ii)(6) of the Severance Pay Plan is hereby amended in its entirety to read as follows:

     (6) the Eligible Employee's termination of employment with the Company for any reason other than death during the twelfth month following the month during which the Change in Control occurs.

     2. To record this Amendment to the Severance Pay Plan as set forth above, the Company has caused this Amendment to be signed on its behalf by its Chief Executive Officer and its Chief Financial Officer as of the date first set forth above.

OPTICAL SENSORS INCORPORATED


By: /s/ Paulita LaPlante
    ------------------------------
    Paulita M. LaPlante
    President and Chief Executive Officer

By: /s/ Wesley G. Peterson
    ------------------------------
    Wesley G. Peterson
    Chief Financial Officer